FIRST EAGLE CREDIT OPPORTUNITIES FUND

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED AUGUST 18, 2025
TO PROSPECTUS DATED APRIL 30, 2025 AND
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2025

As of August 15, 2025, private equity funds managed by Genstar Capital have acquired a majority investment in First Eagle Holdings, Inc. (“FE Holdings”), the parent company of First Eagle Investment Management, LLC and First Eagle Alternative Credit, LLC, the investment adviser and investment sub-adviser to the First Eagle Credit Opportunities Fund (the “Fund”).

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies. The Fund’s shareholders approved continuation of the investment advisory and sub-advisory agreements at a shareholder meeting held on August 14, 2025. The new agreements, which are substantially similar to the prior agreements, became effective as of the transaction closing and will provide for continuation of the Fund’s investment program without interruption.

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The information in this Supplement modifies the First Eagle Credit Opportunities Fund’s Prospectus dated April 30, 2025 and the First Eagle Credit Opportunities Fund’s Statement of Additional Information dated April 30, 2025. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Prospectus entitled “Summary of Principal Risks of the Fund – Conflicts of Interest Relating to Affiliates,” “Principal Risks of the Fund – Conflicts of Interest Relating to Affiliates” and “Management of the Fund” and the sections of the Statement of Additional Information entitled “Investment Advisory and Other Services” and “Conflicts of Interest.” Any references to the continuing ownership of FE Holdings by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”) are superseded and removed. The discussions of conflicts of interest relating to FEIM’s affiliates are also amended to remove references to Blackstone and Corsair and should now be understood to describe similar and corresponding conflicts of interest that will exist, to the extent applicable, with regard to Genstar Capital. This Supplement also updates an earlier Supplement relating to the transaction dated March 7, 2025.

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Investors Should Retain this Supplement for Future Reference